UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

ActivIdentity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34137	45-0485038
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                     Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders (the “Special Meeting”) of ActivIdentity Corporation, a Delaware corporation (“ActivIdentity”), was held on December 16, 2010, to vote upon the following proposals: (1) a proposal to adopt the Agreement and Plan of Merger, dated as of October 11, 2010, by and among ASSA ABLOY Inc., an Oregon corporation (“ASSA US”), FitAcquisition, Inc., a Delaware corporation and a wholly owned subsidiary of ASSA US (“Merger Sub”), and ActivIdentity, as it may be amended from time to time (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into ActivIdentity, with ActivIdentity becoming a wholly owned subsidiary of ASSA US and part of ASSA US’ HID Global business (the “Merger”) (“Proposal One”), and (2) a proposal to adjourn or postpone the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement (“Proposal Two”).

As of November 8, 2010, the record date for determining the ActivIdentity stockholders entitled to vote on the proposals presented at the Special Meeting (the “Record Date”), there were 47,183,720 shares of ActivIdentity common stock issued and outstanding. At the Special Meeting, the holders of 33,099,457 shares of ActivIdentity’s issued and outstanding common stock were represented in person or by proxy, constituting a quorum. The approval of Proposal One and Proposal Two, each required the affirmative vote of the holders of a majority of the outstanding shares of ActivIdentity common stock entitled to vote at the Special Meeting in person or by proxy, in accordance with Delaware law.

At the Special Meeting, ActivIdentity stockholders approved Proposal One and Proposal Two by the affirmative vote of the holders of a majority of the outstanding shares of ActivIdentity common stock entitled to vote at the Special Meeting, in person or by proxy, as of the Record Date.

The final voting results for Proposal One are set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
32,973,745	107,925	17,787	0

The final voting results for Proposal Two are set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
32,448,839	629,247	21,371	0

Item 8.01                     Other Matters.

Following the Special Meeting, the Certificate of Merger was filed with the Secretary of State of the State of Delaware and the Merger became effective.  Upon completion of the Merger, the Company’s common stock ceased trading on the NASDAQ Global Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivIdentity Corporation
(registrant)

Date: December 16, 2010	By:	/s/ William West
William West
President